UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2015

eMagin Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-15751	56-1764501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Route 52, Hopewell Junction, NY 12533

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (845) 838-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 17, 2015, eMagin Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors providing for the issuance and sale by the Company of 4,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share at an offering price of $1.50 per share (the “Offering”), for gross proceeds of approximately $6 million before deducting placement agent fees and expenses. In addition, the Company is selling to purchasers of Shares in the Offering warrants (the “Warrants”) to purchase 2,600,000 shares of its common stock (the “Warrant Shares”). The Shares, the Warrants and the Warrant Shares (collectively, the “Securities”) are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was initially filed with the Securities and Exchange Commission on June 13, 2014 and declared effective on June 25, 2014 (File No. 333-196720) (the “Registration Statement”).

Each Warrant will be exercisable, commencing six months after the date of its issuance, for five years, but not thereafter, at an exercise price of $2.05 per share. Subject to limited exceptions, a holder of Warrants will not have the right to exercise any portion of its Warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”).

The exercise price and number of Warrant Shares issuable upon the exercise of the Warrants will be subject to adjustment in the event of any stock dividends and splits, reverse stock split, stock dividend, recapitalization, reorganization or similar transaction, as described in the Warrants.

The closing of the Offering is expected to take place on or about December 23, 2015, subject to customary closing conditions.

The Company estimates that the net proceeds from the Offering will be approximately $5.45 million. The net proceeds received by the Company from the Offering will be used for working capital and general corporate purposes which may include expanding manufacturing capacity, funding commercial activities related to our new consumer virtual reality headset and technology enhancements including our work on ultra-high brightness displays.

Pursuant to the terms of the Purchase Agreement, the Company has agreed that during the 75-day period following execution and closing of the Purchase Agreement, the Company will not issue (or enter into any agreement to issue) any shares of common stock or common stock equivalents, subject to certain exceptions including issuances pursuant to the Company’s equity compensation plan, securities issuable pursuant to the Purchase Agreement or pursuant to exercises, exchanges or conversions of the Company’s outstanding securities and issuances pursuant to acquisitions or strategic transactions.

A copy of the form of Purchase Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. A copy of the form of Warrant is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

In connection with the Offering, on December 17, 2015, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Craig-Hallum Capital Group, LLC (the “Placement Agent”) pursuant to which the Placement Agent agreed to act as the Company’s exclusive placement agent for the Offering.

The Placement Agent did not purchase or sell any securities, nor is it required to arrange the purchase or sale of any minimum number or dollar amount of Securities. The Placement Agent agreed to use its reasonable best efforts to arrange for the sale of all of the securities being offered in the Offering. The Placement Agent will be paid a cash fee equal to six and one quarter percent of the purchase price of the Securities sold in the Offering and will also be entitled to reimbursement of certain expenses incurred in connection with the offering up to $100,000 in the aggregate. A copy of the Placement Agent Agreement is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

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The foregoing summaries of the Offering, the Purchase Agreement, the Placement Agency Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, copies of which are filed as exhibits to this Current Report on Form 8-K.

This Current Report on Form 8-K does not constitute an offer to sell these Securities or a solicitation of an offer to buy these Securities, nor shall there be any sale of these Securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

On December 18, 2015, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Warning Concerning Forward Looking Statements

This Current Report on Form 8-K (the “Report”) contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward looking statements are based upon the Company’s present intent, beliefs or expectations, but forward looking statements are not guaranteed to occur and may not occur for various reasons, including some reasons which are beyond the Company’s control. For example, this Report states that the Offering is expected to close on or about December 23, 2015. In fact, the closing of the Offering is subject to various conditions and contingencies as are customary in placement agency and subscription agreements in the United States. If these conditions are not satisfied or the specified contingencies do not occur, the Offering may not close. For this reason, among others, you should not place undue reliance upon the Company’s forward looking statements. Except as required by law, the Company undertakes no obligation to revise or update any forward looking statements in order to reflect any event or circumstance that may arise after the date of this Report.

Item 8.01	Other Events.

On December 18, 2015, the Company issued a press release announcing that it had priced the offering described in Item 1.01 of this Current Report on Form 8-K. The Company’s press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Form of Warrant issued to the purchasers in the Offering
10.1	Form of Securities Purchase Agreement entered into between the Company and the purchasers in the Offering dated December 17, 2015
10.2	Placement Agency Agreement dated December 17, 2015
99.1	Press Release issued December 18, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eMagin Corporation

Date: December 18, 2015	By:	/s/ Jeffrey Lucas
Name: Jeffrey Lucas
Title: Chief Financial Officer

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 Index to Exhibits

4.1	Form of Warrant issued to the purchasers in the Offering
10.1	Form of Securities Purchase Agreement entered into between the Company and the purchasers in the Offering dated December 17, 2015
10.2	Placement Agency Agreement dated December 17, 2015
99.1	Press Release issued December 18, 2015

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